Income Taxes (Components of Deferred Income Tax) (Details) - USD ($) $ in Thousands	Mar. 31, 2018	Mar. 31, 2017
Deferred income tax assets (liabilities):
Net operating loss carry forwards
Provision of employee benefits	539	392
Depreciation and amortization	(128)	(9)
Revenue and cost of sales recognized for financial reporting purpose before being recognized for tax purpose	(1,333)	(1,170)
Others	328	64
Less: Valuation allowances	(181)	(166)
Net deferred income tax liabilities	$ (775)	$ (889)